UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

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CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

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Delaware	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1620 Beacon Place

Oxnard, California 93033

(Address of principal executive offices) (Zip Code)

(805) 824-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth under Item 2.03 below is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 25, 2020, CURE Pharmaceutical Holding Corp., a Delaware corporation (the “Company”) issued a demand secured promissory note to Ionic Ventures, LLC (“Ionic”), dated September 25, 2020 (the “Promissory Note”), in the principal amount of $1,100,000 with the Company receiving gross proceeds of $1,000,000 and $100,000 being an original issue discount.

The Promissory Note is secured by certain assets of the Company as further set forth therein, bears no interest rate and is subject to payment on demand of Ionic after the earlier of either (a) the initial date after September 25, 2020 of any offering of securities by the Company with gross proceeds of at least $1,000,000 or (b) October 31, 2020. The outstanding principal amount and any unpaid accrued Late Charges (as defined below) may be prepaid at any time, without notice, premium or penalty. Payments will be credited first to the accrued Late Charges then due and payable and the remainder applied to the outstanding principal.

Any amount of principal or other amounts due under the Promissory Note which is not paid when due (a “Payment Default”) will result in the Company receiving a late charge (a “Late Charge”) on such amount at the rate of 15% per annum from the date such amount is due until the same is paid in full. If a Payment Default remains outstanding for a period of 48 hours, Ionic may require the Company to pay off all, or any part, of the Promissory Note (the “Payment Request”) at a price equal to 130% of the amount that Ionic has requested to be paid (the “Late Payment”). Once the Late Payment has been made by the Company, the corresponding amount in the Payment Request will no longer remain outstanding under the Promissory Note.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Secured Promissory Note, dated September 25, 2020, by and between CURE Pharmaceutical Holding Corp. and Ionic Ventures, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: September 30, 2020	By:	/s/ Robert Davidson
Robert Davidson
Chief Executive Officer

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